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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

                 DATE OF EARLIEST EVENT REPORTED: APRIL 15, 2003

                            --------------------------

                          INTERNET CAPITAL GROUP, INC.

                            --------------------------

               (Exact name of registrant as specified in charter)
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

          DELAWARE                              000-26929                              23-2996071
 (State of Incorporation)                (Commission File Number)                   (I.R.S. Employer
                                                                                   Identification No.)
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               435 Devon Park Drive, 600 Building, Wayne, PA 19087

               (Address of Principal Executive Offices) (Zip Code)

                                 (610) 989-0111

              (Registrant's telephone number, including area code)


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ITEM  7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

      (c)   Exhibits

            99.1 Certification of Chief Executive Officer relating to Form 10-K/A for period ending December 31, 2002

            99.2 Certification of Chief Financial Officer relating to Form 10-K/A for period ending December 31, 2002




ITEM  9. REGULATION FD DISCLOSURE.

      Attached as exhibits 99.1 and 99.2 and hereby incorporated into this Item 9 are the certifications of the Company's Chief Executive Officer and Chief Financial Officer required pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.


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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                    INTERNET CAPITAL GROUP, INC.



Date:  April 15, 2003                                By: /s/ Anthony P. Dolanski
                                                         -----------------------
                                                             Anthony P. Dolanski
                                                         Chief Financial Officer


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                                  EXHIBIT INDEX
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Exhibit No.     Description

99.1            Certification of Chief Executive Officer relating to Form 10-K/A for period ending December 31, 2002

99.2            Certification of Chief Financial Officer relating to Form 10-K/A for period ending December 31, 2002

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